UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant   ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Virtus Total Return Fund
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

VIRTUS TOTAL RETURN FUND

101 Munson Street

Greenfield, MA 01301-9668

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on August 15, 2012

Notice is hereby given to the shareholders of Virtus Total Return Fund (the “Fund”) that the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) will be held at the offices of Virtus Investment Partners at 100 Pearl Street, Hartford, CT 06103 on August 15, 2012 at 10:00 a.m. (Eastern time). The Annual Meeting is being held for the following purposes:

1.    To elect Philip R. McLoughlin and George R. Aylward as Class I Trustees of the Fund, each to serve for a term of three years, or until his successor has been duly elected and qualified (“Proposal 1”);

2.    To elect Thomas F. Mann and William R. Moyer as Class II and Class III Trustees of the Fund respectively, each to serve for a term of one year and two years respectively, or until his successor has been duly elected and qualified (“Proposal 2”); and

3.    To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

Proposal 2 will only be considered if Proposal 1 is approved by the shareholders of the Fund.

If Proposal 1 is approved by the shareholders of the Fund, it is anticipated that Messrs. McLoughlin and Aylward would resign as Class II and Class III Trustees of the Fund respectively, effective as of the Annual Meeting, and would instead continue to serve as Class I Trustees. If both Proposal 1 and Proposal 2 are approved by the shareholders of the Fund, it is anticipated that Ms. Geraldine M. McNamara and Messrs. Leroy Keith, Jr. and James M. Oates would resign as Class II and Class III Trustees of the Fund, as applicable, effective as of the Annual Meeting.

THE BOARD OF TRUSTEES (THE “BOARD”) OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH TRUSTEE NOMINEE IDENTIFIED IN PROPOSAL 1 AND PROPOSAL 2.

The Board has fixed the close of business on June 18, 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, the

Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided, or vote via the Internet or telephone, so you will be represented at the Annual Meeting.

By order of the Board

Kevin J. Carr

Secretary

Virtus Total Return Fund

Hartford, Connecticut

June 25, 2012

IMPORTANT. Shareholders are cordially invited to attend the Annual Meeting. Your vote is important whether or not you are able to attend. At your earliest convenience, we ask that you complete, sign, date, and return the enclosed proxy card or authorize proxies to cast your vote at the Annual Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Annual Meeting. Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote through the Internet, please go to the website indicated on your proxy card and follow the instructions located there, using your proxy card as a guide. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by mail, please mark, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING

Question 1:    Why is a shareholder meeting being held?

The common shares of the Fund are listed on the New York Stock Exchange (“NYSE”), which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

In addition, the current Board has determined that it is in the best interests of the Fund that the composition and class membership of the Board be more closely aligned with the boards of certain other closed-end funds in the Virtus fund complex. In arriving at this determination, the Board considered, among other things, the administrative advantages of having a uniform board across multiple funds of a fund complex, the efficiencies of having the terms of such Board members coincide across multiple funds of a fund complex, the familiarity of the newly constituted Board with the operations of the Fund’s investment adviser and other service providers, and the collective qualifications and experience of the newly constituted Board.

To that end, the current Board has recommended that the Board be composed of Messrs. Philip R. McLoughlin and George R. Aylward (as Class I Trustees), Mr. Thomas F. Mann (Class II Trustee) and Mr. William R. Moyer (Class III Trustee) (each of the foregoing, a “Trustee Nominee”).

Question 2:    What matters will be voted on?

At the Annual Meeting, shareholders of the Fund will be asked:

•

To elect Philip R. McLoughlin and George R. Aylward as Class I Trustees of the Fund, each to serve for a term of three years, or until his successor has been duly elected and qualified (“Proposal 1”); and

•

To elect Thomas F. Mann and William R. Moyer as Class II and Class III Trustees of the Fund respectively, each to serve for a term of one year and two years respectively, or until his successor has been duly elected and qualified (“Proposal 2”).

Proposal 2 will only be considered if Proposal 1 is approved by the shareholders of the Fund.

Question 3:    How will the approval of Proposal 1 and Proposal 2 affect the composition of the Board?

Two of the Trustee Nominees, Philip R. McLoughlin and George R. Aylward, are currently Class II and Class III Trustees of the Board, respectively. If Proposal 1 is approved, it is anticipated that Messrs. McLoughlin and Aylward would resign as

Class II and Class III Trustees, effective as of the Annual Meeting, but would continue to serve on the Board as Class I Trustees, each to serve for a term of three years, or until his successor has been duly elected and qualified.

Two of the Trustee Nominees, Thomas F. Mann and William R. Moyer, are not currently members of the Board. If elected pursuant to Proposal 2, Messrs. Mann and Moyer will serve as Class II and Class III Trustees of the Board, respectively. As a Class II Trustee, Mr. Mann will serve for a term of one year, or until his successor has been duly elected and qualified. As a Class III Trustee, Mr. Moyer will serve for a term of two years, or until his successor has been duly elected and qualified.

If both Proposal 1 and Proposal 2 are approved by shareholders of the Fund, it is anticipated that Ms. Geraldine M. McNamara and Messrs. Leroy Keith, Jr. and James M. Oates would resign as current Class II and Class III Trustees of the Fund, as applicable, effective as of the Annual Meeting. The terms of the Fund’s current Class I Trustees, Richard E. Segerson and Ferdinand L. J. Verdonck, are anticipated to expire at the Annual Meeting, and neither Mr. Segerson nor Mr. Verdonck is seeking to stand for re-election as a Trustee. Consequently, if both Proposal 1 and Proposal 2 are approved by shareholders of the Fund, it is anticipated that the Fund’s Board would consist of Messrs. McLoughlin and Aylward (Class I Trustees), Mr. Mann (Class II Trustee) and Mr. Moyer (Class III Trustee).

Question 4:    Will my vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Fund, no matter how many shares you own.

Question 5:    Who is asking for my vote?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on August 15, 2012, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Annual Meeting. The Notice of Annual Meeting, the proxy and this Proxy Statement are first being mailed to the Fund’s shareholders on or about June 25, 2012.

Question 6:    How many votes are required to approve the election of the Trustee Nominees?

The affirmative vote of a plurality of the votes cast at the Annual Meeting at which a quorum is present is necessary to approve the election of the Trustee Nominees. A majority of the common shares entitled to vote shall constitute a quorum at the Annual Meeting.

Question 7:    How does the Board recommend that shareholders vote?

The Board unanimously recommends that you vote “FOR” the election of the Trustee Nominees in Proposal 1 and Proposal 2.

The Board has reviewed the qualifications and backgrounds of the Trustee Nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund, its investment strategies and operations, as well as the investment adviser of the Fund. The Board has approved the Trustee Nominees named in this Proxy Statement and believes their election is in your best interests.

Question 8:    Who is eligible to vote?

Shareholders of record of the Fund at the close of business on June 18, 2012, are entitled to be present and to vote on both Proposals at the Annual Meeting or any adjournment, postponement or delay thereof. Each share is entitled to one vote on each Proposal. Shares represented by your duly executed proxy/proxies will be voted in accordance with your instructions. If no instructions are indicated on your signed proxy, your shares will be voted in accordance with the Board’s recommendations. If any other business is brought before the Annual Meeting, your shares will be voted at the discretion of the persons named as proxy holders on the proxy card unless you specify otherwise in your proxy.

Question 9:    How can I vote my shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. We encourage you to learn about your options for voting by referring to the enclosed proxy card and using the control number that appears on it.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. Please call 1-866-270-7788 for directions on how to attend the Annual Meeting. If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by your duly executed proxy/proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but do not indicate any instructions, your shares will be voted in accordance with the Board’s recommendations. If any other business is brought before the Annual Meeting, your shares will be voted at the discretion of the persons named as proxy holders on the proxy card unless you specify otherwise in your proxy.

Broker-dealer firms that hold the Fund’s common shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their common shares on both Proposals. The Fund understands that under the rules of the NYSE, for certain “routine” matters, such broker-dealer firms may, without instructions from their customers, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The election of Trustees is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the Proposals. Broker-dealers that are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker and record your voting instructions.

Question 10:    How can I revoke my proxy?

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Question 11:    How many shares of the Fund were outstanding as of the record date?

At the close of business on June 18, 2012, the Fund had 27,466,109.2358 common shares outstanding and no preferred shares outstanding.

Question 12:    Whom should I call if I have questions?

If you have any questions about the proxy materials or about how to cast your vote, please call 1-866-270-7788.

VIRTUS TOTAL RETURN FUND (NYSE: DCA)

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 15, 2012

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Virtus Total Return Fund (the “Fund”) of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on August 15, 2012, and any adjournment, postponement or delay thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of Virtus Investment Partners at 100 Pearl Street, Hartford, CT 06103 on August 15, 2012 at 10:00 a.m. (Eastern time). If you need to obtain directions to be able to attend the Annual Meeting and vote in person, please contact us at 1-866-270-7788.

This document gives you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (“Notice of Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting, and the proxy card are first being mailed to shareholders on or about June 25, 2012.

At the Annual Meeting, shareholders will be asked:

1.    To elect Philip R. McLoughlin and George R. Aylward as Class I Trustees of the Fund, each to serve for a term of three years, or until his successor has been duly elected and qualified (“Proposal 1”);

2.    To elect Thomas F. Mann and William R. Moyer as Class II and Class III Trustees of the Fund respectively, each to serve for a term of one year and two years respectively, or until his successor has been duly elected and qualified (“Proposal 2”); and

3.    To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

Proposal 2 will only be considered if Proposal 1 is approved by the shareholders of the Fund.

If Proposal 1 is approved by the shareholders of the Fund, it is anticipated that Messrs. McLoughlin and Aylward would resign as Class II and Class III Trustees of the Fund respectively, effective as of the Annual Meeting, and would instead continue to serve as Class I Trustees. If both Proposal 1 and Proposal 2 are approved by the shareholders of the Fund, it is anticipated that Ms. Geraldine M. McNamara and Messrs. Leroy Keith, Jr. and James M. Oates would resign as Class II and Class III Trustees of the Fund, as applicable, effective as of the Annual Meeting.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Fund’s shares of beneficial interest (“Common Shares”) will be voted “FOR” Proposal 1 and Proposal 2. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 101 Munson Street, Greenfield, MA 01301-9668). However, attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Common Shares represented thereby will be voted in accordance with specifications therein.

Only shareholders or their duly appointed proxy holders can attend the Annual Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your Common Shares and you plan to attend the Annual Meeting, you should bring a recent brokerage statement showing your ownership of the Common Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Annual Meeting, you should also bring a proxy card from your broker.

The Fund’s Common Shares are the only outstanding voting securities of the Fund. The record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof has been fixed at the close of business on June 18, 2012 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Common Share registered in his or her name. As of the Record Date, 27,466,109.2358 Common Shares were outstanding and entitled to be voted with respect to the Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON AUGUST 15, 2012: The Proxy Statement for the Annual Meeting is available at www.edocumentview.com/dca. The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2011 and more recent shareholder reports, if any, to any Fund shareholder upon request. To request a copy, please call 1-866-270-7788 or write to Virtus Total Return Fund, Attn: Mr. Kevin J. Carr, Secretary, 100 Pearl Street, Hartford, 06103.

PROPOSAL 1: ELECTION OF PHILIP R. MCLOUGHLIN

AND GEORGE R. AYLWARD

Description of Proposal 1

At the Annual Meeting, shareholders of the Fund will be asked to elect Philip R. McLoughlin and George R. Aylward as Class I Trustees of the Fund, each to serve for a term of three years, or until his successor has been duly elected and qualified.

Background

The Board of Trustees (the “Board”) is responsible for the overall management of the Fund, including general supervision and review of the Fund’s operations. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day affairs. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and subadvisory contracts and other principal contracts. Trustees of the Fund are divided into three classes, and are elected to serve staggered terms. Each year, the term of office of one class expires. The Fund’s current Board consists of the following Trustees: Richard E. Segerson and Ferdinand L. J. Verdonck (Class I Trustees), Philip R. McLoughlin and James M. Oates (Class II Trustees), and Leroy Keith, Jr., Geraldine M. McNamara and George R. Aylward (Class III Trustees).

At its meeting on June 4-6, 2012, the current Board reviewed the Board’s composition. The current Board determined that it is in the best interests of the Fund that the composition and class membership of the Board be more closely aligned with the boards of certain other closed-end funds in the Virtus fund complex. In arriving at this determination, the Board considered, among other things, the administrative advantages of having a uniform board across multiple funds of a fund complex, the efficiencies of having the terms of such Board members coincide across multiple funds of a fund complex, the familiarity of the newly constituted Board with the operations of the Fund’s investment adviser and other service providers, and the collective qualifications and experience of the newly constituted Board.

To that end, the current Board has recommended that the Board be composed of Messrs. Philip R. McLoughlin and George R. Aylward (as Class I Trustees), Mr. Thomas F. Mann (Class II Trustee) and Mr. William R. Moyer (Class III Trustee) (each of the foregoing, a “Trustee Nominee”).

Effect of the Approval of Proposal 1

Philip R. McLoughlin and George R. Aylward are currently Class II and Class III Trustees of the Board, respectively. If Proposal 1 is approved, it is anticipated that Messrs. McLoughlin and Aylward would resign as Class II and Class III Trustees, effective as of the Annual Meeting, but would continue to serve on the Board as Class I Trustees, each to serve for a term of three years, or until his successor has been duly elected and qualified.

PROPOSAL 2: ELECTION OF THOMAS F. MANN AND WILLIAM R. MOYER

Description of Proposal 2

At the Annual Meeting, shareholders of the Fund will be asked to elect Thomas F. Mann and William R. Moyer as Class II and Class III Trustees of the Fund respectively, each to serve for a term of one year and two years respectively, or until his successor has been duly elected and qualified.

Proposal 2 will only be considered if Proposal 1 is approved by the shareholders of the Fund.

Background

As described above under “Proposal 1: Election of Philip R. McLoughlin and George R. Aylward,” the current Board has reviewed the Board’s composition. After considering the factors described above, among others, the current Board has recommended that the Board be composed of Messrs. Philip R. McLoughlin and George R. Aylward (as Class I Trustees), Mr. Thomas F. Mann (Class II Trustee) and Mr. William R. Moyer (Class III Trustee).

Effect of the Approval of Proposal 2

If elected pursuant to Proposal 2, Messrs. Mann and Moyer will serve as Class II and Class III Trustees of the Board, respectively. As a Class II Trustee, Mr. Mann will serve for a term of one year, or until his successor has been duly elected and qualified. As a Class III Trustee, Mr. Moyer will serve for a term of two years, or until his successor has been duly elected and qualified.

If both Proposal 1 and Proposal 2 are approved by shareholders of the Fund, it is anticipated that Ms. Geraldine M. McNamara and Messrs. Leroy Keith, Jr. and James M. Oates would resign as current Class II and Class III Trustees of the Fund, as applicable, effective as of the Annual Meeting. The terms of the Fund’s current Class I Trustees, Richard E. Segerson and Ferdinand L. J. Verdonck, are anticipated to expire at the Annual Meeting, and neither Mr. Segerson nor Mr. Verdonck is seeking to stand for re-election as a Trustee. Consequently, if both Proposal 1 and Proposal 2 are approved by shareholders of the Fund, it is anticipated that the Fund’s Board would consist of Messrs. McLoughlin and Aylward (Class I Trustees), Mr. Mann (Class II Trustee) and Mr. Moyer (Class III Trustee).

ADDITIONAL INFORMATION ABOUT PROPOSAL 1 AND PROPOSAL 2

Trustee Nominees

Class I Trustee Nominees

Messrs. Philip R. McLoughlin and George R. Aylward are the Class I Trustee Nominees. If elected, it is currently anticipated that each will stand for re-election at the Fund’s 2015 annual meeting of shareholders.

Class II Trustee Nominee

Mr. Thomas F. Mann is the Class II Trustee Nominee. If elected, it is currently anticipated that Mr. Mann will stand for re-election at the Fund’s 2013 annual meeting of shareholders.

Class III Trustee Nominee

Mr. William R. Moyer is the Class III Trustee Nominee. If elected, it is currently anticipated that Mr. Moyer will stand for re-election at the Fund’s 2014 annual meeting of shareholders.

The holders of the Fund’s Common Shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to Proposal 1 and Proposal 2.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Trustee Nominees described in Proposal 1 and Proposal 2.

Certain information concerning the current Trustees, the Trustee Nominees and the officers of the Fund is set forth in the table below. The “interested” Trustee (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) is indicated by an asterisk(*). Independent Trustees are those who are not interested persons of (i) the Fund, (ii) the Fund’s investment adviser (Virtus Investment Advisers, Inc. or the “Adviser”) or subadvisers (Duff & Phelps Investment Management Co. and Newfleet Asset Management, LLC, each a “Subadviser”), or (iii) a principal underwriter of the Fund, and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Independent Trustees”). All current Trustees have served as Trustees of the Fund since 2011. As of the date of this Proxy Statement, the Fund is one of 60 registered funds in the fund complex.

Current Trustees

Class I Trustees

Name, Year of Birth and Address(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
Independent Trustees
Richard E. Segerson Year of Birth: 1946	Trustee	Trustee since 2011; term expires at the 2012 Annual Meeting	Managing Director (since 1998), Northway Management Company.	44	Trustee (since 1988), Virtus Mutual Funds (44 portfolios).

Ferdinand L.J. Verdonck Year of Birth: 1942	Trustee	Trustee since 2011; term expires at the 2012 Annual Meeting	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology). Mr. Verdonck is also a director of several non-U.S. companies.	44	Trustee (since 2004), Virtus Mutual Funds (44 portfolios).

Class II Trustees

Name, Year of Birth and Address(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
Independent Trustees

Philip R. McLoughlin Year of Birth: 1946	Trustee, Chairman	Trustee since 2011; term expires at the 2013 annual meeting	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management).	58	Trustee and Chairman (since 1993), Virtus Mutual Funds (44 portfolios); Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), DTF Tax-Free Income Fund, Inc.; Director (since 1995), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Trustee (since 2011),Virtus Global Multi-Sector Income Fund; Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).

Name, Year of Birth and Address(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
James M. Oates Year of Birth: 1946	Trustee	Trustee since 2011; term expires at the 2013 annual meeting	Managing Director (since 1994), Wydown Group (consulting firm).	44	Trustee (since 1993), Virtus Mutual Funds (44 portfolios); Chairman and Trustee (since 2005), John Hancock Variable Insurance Trust and John Hancock Funds II (collectively, 210 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services).

Class III Trustees

Name, Year of Birth and Address(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
Independent Trustees
Leroy Keith, Jr. Year of Birth: 1939	Trustee	Trustee since 2011; term expires at the 2014 annual meeting	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Partner (2001 to 2007), Stonington Partners, Inc. (private equity firm).	44	Trustee (since 1993), Virtus Mutual Funds (44 portfolios); Director/Trustee (since 2010), Wells Fargo Advantage Funds (149 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company).

Name, Year of Birth and Address(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years

Geraldine M. McNamara Year of Birth: 1951	Trustee	Trustee since 2011; term expires at the 2014 annual meeting	Retired.	48	Trustee (since 2001), Virtus Mutual Funds (44 portfolios); Director (since 2003), DTF Tax-Free Income Fund, Inc.; Director (since 2003), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011) Duff & Phelps Global Utility Income Fund Inc.

Interested Trustee

George R. Aylward Year of Birth: 1964	Trustee, President	Trustee since 2011; term expires at the 2014 annual meeting	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005).	47	Trustee and President (since 2006), Virtus Mutual Funds (44 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund.

(1)	The business address of each current Trustee is c/o Virtus Total Return Fund, 101 Munson Street, Suite 104, Greenfield, MA 01301.

(2)	Each Trustee currently serves a one to three-year term concurrent with the class of Trustees for which he or she serves.

(3)

The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser. As of the date of this Proxy Statement, there were 60 funds (including the Fund) in the Fund Complex.

*	Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates.

Trustee Nominees

Name, Year of Birth and Address(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
Class I Trustee Nominees for a Term Expiring at the Annual Meeting to be held in 2015

Independent Trustee

Philip R. McLoughlin Year of Birth: 1946	Trustee and Chairman of the Board	Trustee since 2011	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management).	58	Trustee and Chairman (since 1993), Virtus Mutual Funds (44 portfolios); Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), DTF Tax-Free Income Fund, Inc.; Director (since 1995), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Trustee (since 2011),Virtus Global Multi-Sector Income Fund; Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).

Interested Trustee

George R. Aylward Year of Birth: 1964	Trustee, President	Trustee since 2011	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005).	47	Trustee and President (since 2006), Virtus Mutual Funds (44 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund.

Name, Year of Birth and Address(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years

Class II Trustee Nominee for a Term Expiring at the Annual Meeting to be held in 2013

Independent Trustee

Thomas F. Mann Year of Birth: 1950	None.	N/A	Managing Director and Group Head Financial Institutions Group (since 2003), Societe Generale, Sales of Capital Market Solutions and Products	1	Trustee (since 2002), Hatteras Funds (9 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund.

Class III Trustee Nominee for a Term Expiring at the Annual Meeting to be held in 2014

Independent Trustee

William R. Moyer Year of Birth: 1944	None.	N/A	Partner (since 2006), CrossPond Partners, LLC (strategy consulting firm); Financial and Operations Principal (since 2006), Newcastle Distributors LLC (broker-dealer); Partner (2008-2010), Seacap Partners, LLC (investment management).	1	Trustee (since 2011), Virtus Global Multi-Sector Income Fund.

(1)	The business address of each Trustee Nominee is c/o Virtus Total Return Fund, 101 Munson Street, Suite 104, Greenfield, MA 01301.

(2)	Each Trustee is expected to serve a one to three-year term concurrent with the class of Trustees for which he serves.

(3)

The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser. As of the date of this Proxy Statement, there were 60 funds (including the Fund) in the Fund Complex.

*	Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates.

Trustee Nominee Qualifications

The Board has determined that each Trustee Nominee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background,

(iii) educational background, (iv) financial expertise, (v) ability, judgment, attributes and expertise; and (vi) familiarity with the Fund or its service providers. In respect of each Trustee Nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund.

Following is a summary of various qualifications, experiences and skills of each Trustee Nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Trustee Nominees do not constitute the holding out of any Trustee Nominee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.

George R. Aylward. In addition to his positions with the Fund and other funds in the Fund Complex, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director of other closed-end funds managed by the Adviser and its affiliates.

Thomas F. Mann. Mr. Mann has over 30 years of experience in various senior management positions at large global finance institutions and small entrepreneurial environments. He is currently a managing director of an investment bank. He is also a trustee of an unaffiliated group of open-end funds.

Philip R. McLoughlin. Mr. McLoughlin has extensive knowledge regarding asset management and the financial services industry, having served for a number of years in various executive and director positions of the company that is now Virtus and its affiliates, culminating in his role as Chairman and Chief Executive Officer. He also served as legal counsel and Chief Compliance Officer to the investment companies associated with those companies at the time, giving him an understanding of the legal and compliance issues applicable to mutual funds. Mr. McLoughlin also has worked with U.S. and foreign companies in the insurance and reinsurance industry. He is also a director of other closed-end funds managed by the Adviser and its affiliates.

William R. Moyer. Mr. Moyer has substantial experience in the asset management and accounting industries. He currently serves as a partner at an investment management consulting firm. Previously, he served for a number of years as Executive Vice President and Chief Financial Officer of the company that is now Virtus and its affiliates. Mr. Moyer also is a certified public accountant and has an extensive background in accounting matters relating to investment companies.

Required Vote

The election of each Trustee Nominee to the Board requires a plurality of the votes cast at the Annual Meeting, provided a quorum is present.

THE FUND’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH TRUSTEE NOMINEE IN PROPOSAL 1 AND PROPOSAL 2.

Unmarked proxies will be voted in accordance with the Board’s recommendation.

ADDITIONAL INFORMATION ABOUT TRUSTEES AND OFFICERS

Leadership Structure of the Board of Trustees

The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Adviser, the Subadvisers, and other service providers who have been approved by the Board. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

If elected pursuant to Proposal 1 and Proposal 2, the Trustee Nominees would form a Board comprised of four Trustees, including three Independent Trustees. In addition to four regularly scheduled meetings per year, the Board expects to hold special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board expects to appoint Mr. McLoughlin, an Independent Trustee and current Chairman of the Board, to continue to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Fund’s service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc., (b) the passage of time, and (c) the manner in which he conducts his trusteeship. The same is true for Mr. Moyer, who previously served as Chief Financial Officer and Executive Vice President of the company that is now Virtus.

Because of this balance, it is believed that Mr. McLoughlin and Mr. Moyer each have the ability to provide independent oversight of the Fund’s operations within the context of his detailed understanding of the perspective of the Adviser and the Fund’s other service providers. The Board therefore considers leadership by Mr. McLoughlin (and service by Mr. Moyer) as enhancing the Board’s ability to provide effective independent oversight of the Fund’s operations and meaningful representation of the shareholders’ interests.

The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund’s shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Fund, provides the Board with the Adviser’s perspective in managing and sponsoring other Virtus registered funds as well as the perspective of other service providers to the Fund. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Board’s Role in Risk Oversight

As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Fund’s risk management structure by the Fund’s Adviser, Subadvisers, Administrator, officers and others. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. The Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Fund’s service providers and officers. The Fund’s Adviser, Subadvisers, administrator, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.

The Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund and representatives of the Subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.

The Board receives regular written reports from the Fund’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Fund’s independent auditors in connection with the review of the results of the audit of the Fund’s year-end financial statements.

The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and the Adviser’s ultimate parent company, Virtus, and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the Subadvisers that affect the Fund. The Board also adopts compliance policies and procedures for the Fund and approves such procedures as appropriate for certain of the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

In its annual review of the Fund’s advisory, subadvisory and administration agreements, the Board reviews information provided by the Adviser, the Subadvisers and administrator relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.

The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Fund and any other funds overseen by the Board, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board

The Board has established a number of standing committees to oversee particular aspects of the Fund’s management. These are:

Audit Committee. The Board has adopted a written charter for the Fund’s audit committee (the “Audit Committee”). The Audit Committee is responsible for overseeing the Fund’s accounting and auditing policies and practices. The Audit

Committee reviews the Fund’s financial reporting procedures, system of internal control, the independent audit process, and the Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is currently composed entirely of Independent Trustees, who are also considered “independent” for purposes of the listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee’s current members are Leroy Keith, Jr., James M. Oates, Philip R. McLoughlin, Geraldine M. McNamara, Richard E. Segerson and Ferdinand L.J. Verdonck. The Board has determined that James M. Oates and Richard E. Segerson each possesses the technical attributes to qualify as an “audit committee financial expert,” and has designated Messrs. Oates and Segerson as the Audit Committee’s financial experts effective December 9, 2011. If Proposal 1 and Proposal 2 are approved, it is anticipated that the Audit Committee will consist of Thomas F. Mann, Philip R. McLoughlin and William R. Moyer, each of whom would be an Independent Trustee and would also be “independent” for NYSE listing standard purposes, and that Mr. Moyer will be designated as the Audit Committee’s financial expert.

In accordance with proxy rules promulgated by the SEC, the Fund’s Audit Committee charter is being filed as an exhibit to this Proxy Statement, and is available at http://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/DCA/ Governance/DCA_Audit_Committee_Charter.pdf.

Executive Committee. The Board has adopted a written charter for the Fund’s executive committee (the “Executive Committee”). The function of the Executive Committee is to serve as a delegate of the full Board of Trustees, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. The Executive Committee’s current members are Philip R. McLoughlin, Chairperson, Leroy Keith, Jr., and James M. Oates. Each of the current members is an Independent Trustee. If Proposal 1 and Proposal 2 are approved, it is anticipated that the Executive Committee will be eliminated.

Governance and Nominating Committee. The Board has adopted a written charter for the Fund’s governance and nominating committee (the “Governance and Nominating Committee”). The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Fund, for nominating individuals to serve as Trustees including as Independent Trustees and annually evaluating the Board and Committees.

The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.

The Board has adopted a policy for consideration of Trustee nominations recommended by shareholders. With regards to such policy, among other requirements, any shareholder group submitting a nomination must beneficially own, individually or in the aggregate, for at least two full years prior to the date of submitting the nomination, and through the date of the meeting at which such nomination is considered, 5% of the shares of a class of the Fund. Shareholder nominees for Trustee will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.

The Governance and Nominating Committee is currently composed entirely of Independent Trustees; its current members are Leroy Keith, Jr., Chairperson, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates, Richard E. Segerson, and Ferdinand L. J. Verdonck. If Proposal 1 and Proposal 2 are approved, it is anticipated that the Governance and Nominating Committee will consist of Thomas F. Mann, Philip R. McLoughlin and William R. Moyer, each of whom would be an Independent Trustee.

In accordance with proxy rules promulgated by the SEC, the Fund’s Governance and Nominating Committee charter is available at http://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/ Nominating_Committee_Charter.pdf.

Non-Trustee Officers of the Fund

The officers of the Fund are elected or appointed by the Board. The officers receive no compensation from the Fund, but are also officers of Virtus or the Fund’s administrator, and receive compensation in such capacities. Information about George R. Aylward, the President of the Fund, can be found above under the caption “Trustee Nominees – Interested Trustee”.

Name, Year of Birth and Address (1)	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Officers

Francis G. Waltman Year of Birth: 1962	Senior Vice President	Since 2011

Executive Vice President, Head of Product Management (since 2009); Senior Vice President, Asset Management Product Development (2008-2009); Senior Vice President, Asset Management Product Development (2005-2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Director (2008-2009); Director and President (2006-2007), VP Distributors, Inc.

(f/k/a Phoenix Equity Planning Corporation). Director and Senior Vice President (since 2008), Virtus Investment Advisers.

W. Patrick Bradley Year of Birth: 1972	Chief Financial Officer, Treasurer	Since 2011	Senior Vice President, Fund Services (since 2009); Vice President, Fund Administration (2007-2009); Second Vice President, Fund Control & Tax (2004-2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (since 2006); Assistant Treasurer (2004-2006), Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund). Chief Financial Officer and Treasurer (since 2005); Assistant Treasurer (2004-2006), certain Virtus Mutual Funds.

Nancy J. Engberg Year of Birth: 1956	Vice President, Chief Compliance Officer	Since 2011	Vice President and Chief Compliance Officer, Virtus Investment Partners, Inc. (since 2008); Chief Compliance Officer and Assistant Secretary (since 2011) of certain Virtus Mutual Funds; Vice President and Counsel (2003-2008), The Phoenix Cos., Inc.

Kevin J. Carr Year of Birth: 1954	Vice President, Chief Legal Officer, Counsel, Secretary	Since 2011	Senior Vice President (since 2009), Counsel and Secretary (since 2008) and Vice President (2008-2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Vice President and Counsel, Phoenix Life Insurance Company (2005-2008). Compliance Officer of Investments and Counsel, Travelers Life and Annuity Company (January 2005-May 2005). Assistant General Counsel and certain other positions, The Hartford Financial Services Group (1995-2005).

(1)	The business address of each officer is c/o Virtus Investment Partners, 100 Pearl Street, Hartford, CT 06103.

(2)	Term of office is at the discretion of the Board or until a successor has been duly elected and qualified.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, requires the Fund’s officers and Trustees, Adviser, certain affiliates of the Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the NYSE. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Fund and written representations of certain Reporting Persons, all required Section 16(a) ownership reports were filed during the fiscal year ended December 31, 2011.

Information about the Fund’s Independent Registered Public Accountant

The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the NYSE vest the audit committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm. The Fund’s financial statements for the year ended December 31, 2011 have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC has also been selected to perform the audit of the Fund’s financial books and records for the fiscal year ending December 31, 2012. Representatives of PwC are not expected to be present at the Annual Meeting.

Audit Committee Report

In connection with the audit of the Fund’s financial statements for the fiscal year ended December 31, 2011, the Audit Committee: (1) reviewed and discussed the Fund’s 2011 audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and (4) discussed with the independent accountant its independence from the Fund and its management. Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report to Shareholders for the year ended December 31, 2011.

The Audit Committee’s Pre-Approval Policies and Procedures

The Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific preapproval by the Board. The Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s affiliated service providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are (i) consistent with the SEC’s auditor independence rules and (ii) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis.

During the fiscal year ended December 31, 2011, all non-audit services provided by the Fund’s independent registered public accounting firm to the Adviser or Subadvisers, or any entity controlling, controlled by, or under common control with the Adviser or Subadvisers, were pre-approved by the Fund’s Audit Committee. For more information about the Fund’s independent registered public accounting firm, see “Additional Information – Independent Auditors.”

Shareholder Communications to the Trustees

The Board has adopted the following procedures for shareholders and other interested persons to send communications to the Board. Shareholders and other interested persons may mail written communications to the full Board, to committees of the Board or to specified individual Trustees in care of Virtus Total Return Fund, 101 Munson Street, Greenfield, MA 01301. All such communications received by the Fund will be forwarded promptly to the full Board, the relevant Board committee or the specified individual Trustee, as applicable, except that the Fund may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Beneficial Ownership of Securities

As of June 1, 2012, the Fund’s Trustees and executive officers, as a group, owned less than 1% of the Fund’s outstanding Common Shares. As of June 1, 2012, the current Trustees owned Common Shares of the Fund in the following amounts:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustees in Family of Registered Investment Companies(*)
Independent Trustees
Leroy Keith, Jr.	None	$10,000-$50,000
Philip R. McLoughlin	$10,000-$50,000	Over $100,000
Geraldine M. McNamara	None	Over $100,000
James M. Oates	$10,000-$50,000	Over $100,000
Richard E. Segerson	None	Over $100,000
Ferdinand L. J. Verdonck	None	Over $100,000
Interested Trustee
George R. Aylward	None	Over $100,000

*	As of June 1, 2012, the family of investment companies consisted of 60 funds, including the Fund.

As of June 1, 2012, the Trustee Nominees owned Common Shares of the Fund in the following amounts:

Name of Trustee Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustees in Family of Registered Investment Companies(*)
Independent Trustees
Thomas F. Mann	None	$10,000-$50,000
Philip R. McLoughlin	$10,000-$50,000	Over $100,000
William R. Moyer	None	Over $100,000
Interested Trustee
George R. Aylward	None	Over $100,000

*	As of June 1, 2012, the family of investment companies consisted of 60 funds, including the Fund.

Security Ownership of Management

As of June 1, 2012, each Trustee, each officer, and the Trustees and officers of the Fund as a group owned outstanding shares of the Fund as follows:

Title of Class	Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership	Percent of Class
INDEPENDENT TRUSTEES
Common Shares	Leroy Keith, Jr.	None	*
Common Shares	Philip R. McLoughlin	6,000	*
Common Shares	Geraldine M. McNamara	None	*
Common Shares	James M. Oates	10,000	*
Common Shares	Richard E. Segerson	None	*
Common Shares	Ferdinand L. J. Verdonck	None	*
INTERESTED TRUSTEE
Common Shares	George R. Aylward	None	*
OFFICERS
Common Shares	Francis G. Waltman	None	*
Common Shares	W. Patrick Bradley	695	*
Common Shares	Nancy J. Engberg	None	*
Common Shares	Kevin J. Carr	None	*
ALL TRUSTEES AND OFFICERS
Common Shares	All Trustees and Officers as a group	16,695	*

*	Represents less than 1% of the outstanding common shares.

Board and Committee Meetings

The Fund has not established a policy with respect to Trustee attendance at annual meetings. Four regular meetings and two special meetings of the Board were held during the fiscal year ended December 31, 2011.

Three meetings of the Audit Committee, no meeting of the Executive Committee, and two meetings of the Governance and Nominating Committee were held during the fiscal year ended December 31, 2011.

During the fiscal year ended December 31, 2011, each Trustee of the Fund attended, during the period of his or her service, not less than 75% of all full Board meetings and committee meetings of which such Trustee was a member.

Trustee Compensation

The following table provides information regarding the compensation of the Independent Trustees for the fiscal year ended December 31, 2011. The table includes information with respect to former Independent Trustees of the Fund who resigned during fiscal year 2011. During fiscal year 2011, Thomas F. Mann and William R. Moyer (each a Trustee Nominee) did not receive any compensation from the Fund or the Fund Complex(2).

Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex
Thomas H. Mack*	21,500	N/A	N/A	21,250	(1)
John Mezger*	21,500	N/A	N/A	21,250	(1)
J. Gibson Watson, III*	21,500	N/A	N/A	21,250	(1)
Jonathan F. Zeschin*	25,250	N/A	N/A	25,250	(1)
Leroy Keith, Jr	93	N/A	N/A	$155,000	(2)
Philip R. McLoughlin	0	N/A	N/A	$404,500	(2)
Geraldine M. McNamara	93	N/A	N/A	$229,000	(2)
James M. Oates	93	N/A	N/A	$160,000	(2)
Richard E. Segerson	93	N/A	N/A	$150,000	(2)
Ferdinand L. J. Verdonck	93	N/A	N/A	$148,000	(2)

(1)

For purposes of this table only, the “Fund Complex” includes each registered investment company for which the Fund’s former adviser and subadviser (Dividend Capital Investments LLC and Calamos Advisors LLC) served as investment adviser.

(2)

The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Fund’s Adviser or and affiliate of the Adviser, including the Subadvisers, serves as investment adviser.

*	Former Independent Trustee of the Fund.

ADDITIONAL INFORMATION ABOUT THE ANNUAL MEETING AND THE FUND

Further Information About Voting and the Annual Meeting

For purposes of Proposal 1 and Proposal 2, abstentions or votes withheld will be counted as shares present at the Annual Meeting for purposes of a quorum, but will not affect the result of the vote on the Election of the Trustees. “Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will also be counted as shares present for purposes of a quorum. Broker non-votes will not count as “For” or “Against” the Election of the Trustees.

Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board has fixed the close of business on June 18, 2012 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.

Discretionary Voting

Broker-dealer firms that hold the Fund’s Common Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Common Shares on the Election of the Trustees. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Election of Trustees is a “routine” matter, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the Proposals. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on the Proposals may be deemed an instruction to vote such shares in favor of the Proposals. Broker-dealers that are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker and record your voting instructions.

Proxy Solicitation

The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing and mailing the Proxy Statement and its enclosures. In addition, the Fund’s officers and employees of the Adviser (none of whom will receive additional compensation therefor) may solicit proxies by mail.

Adviser and Subadvisers

Virtus Investment Advisers, Inc. acts as the Fund’s investment adviser. The Adviser is responsible for making investment decisions with respect to the investment of the Fund’s assets. The Adviser is located at 100 Pearl Street, Hartford, CT 06103. The Adviser has delegated certain aspects of the portfolio management of the Fund to Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Newfleet Asset Management, LLC (“Newfleet”). Duff & Phelps is located at 200 South Wacker Drive, Suite 500, Chicago, IL 60606. Newfleet is located at 100 Pearl Street, Hartford, CT 06103.

Administrator

VP Distributors, LLC, located at 100 Pearl Street, Hartford, CT 06103, serves as the Fund’s administrator.

Independent Auditors

Prior to December 10, 2011, Tait, Weller & Baker LLP (“Tait Weller”) served as the independent registered public accounting firm for the Fund. In connection with the change in the Fund’s investment adviser and subadvisers in 2011, the Fund changed its independent registered public accounting firm to PwC on December 10, 2011. Tait Weller performed the Fund’s audit for fiscal year 2010 and PwC performed the Fund’s audit for fiscal year 2011.

During the Fund’s two most recent fiscal years, neither the Adviser nor anyone on behalf of the Fund consulted with Tait Weller or PwC in any manner regarding any of the matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Audit Fees

The aggregate fees paid to Tait Weller in connection with the Fund’s annual audit for fiscal year 2010 were as follows:

Fiscal Year	Audit Fees	Audit- Related Fees*	Tax Fees**	All Other Fees
2010	$26,000	_	$5,200	$1,500	***

*	“Audit-Related Fees” are those related to performance of the audit and review of the Fund’s financial statements not disclosed under “Audit Fees.”

**	“Tax Fees” are those primarily associated with review of the Fund’s tax provision and Regulated Investment Company qualification in connection with audits of the Fund’s financial statements, review of year-end distributions by the Fund to avoid excise tax for the Fund, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income and excise tax returns.

***	“All Other Fees” paid in the fiscal year ended December 31, 2010 are for fees in connection with the reorganization of the DCW Total Return Fund into the Fund.

The aggregate fees paid to PwC in connection with the Fund’s annual audit for fiscal year 2011 were as follows:

Fiscal Year	Audit Fees	Audit- Related Fees*	Tax Fees**	All Other Fees
2011	$0	$0	$0	$0

*	“Audit-Related Fees” are those related to performance of the audit and review of the Fund’s financial statements not disclosed under “Audit Fees.”

**	“Tax Fees” are those primarily associated with review of the Fund’s tax provision and Registered Investment Company qualification in connection with audits of the Fund’s financial statements, review of year-end distributions by the Fund to avoid excise tax for the Fund, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income and excise tax returns.

Fees for services performed by PwC in 2011 were paid to PwC in 2012.

All of the services described in the tables above were approved by the Audit Committee pursuant to its policies and procedures.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for the Fund’s last two fiscal years on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Principal Shareholders

As of April 30, 2012, to the knowledge of the Fund, Morgan Stanley & Co. and, collectively, First Trust Portfolios L.P., First Trust Advisors L.P. and the Charger Corporation, have filed reports on Schedule 13G on February 10, 2012 and January 6, 2012 respectively in connection with their beneficial ownership of the Fund’s shares. However, the Fund understands, based on information provided by Morgan Stanley & Co. on February 17, 2012, that the Fund’s shares are held on behalf of more than one account, and that no one account owns more than 5% of the Fund’s shares. In addition, the Fund understands, based on information reported by First Trust Portfolios L.P., First Trust Advisors L.P. and the Charger Corporation in Schedule 13G, that the Fund’s shares are held by certain unit investment trusts, and that no individual unit investment trust holds more than 3% of the Fund’s shares. As of April 30, 2012, to the Fund’s knowledge, no other person beneficially owned more than 5% of the voting securities of the one class of securities of the Fund, except as described above.

Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting

This Proxy Statement, the Fund’s most recent Annual Report, the form of proxy and the Notice of Annual Meeting (the “Proxy Materials”) are available to you on the internet at www.edocumentview.com/dca. These Proxy Materials will be available on the internet through the day of the Annual Meeting.

Privacy Principles of the Fund

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its shareholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. The Fund does not collect or maintain personal information about shareholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

The Fund does not disclose any nonpublic personal information about you, the Fund’s other shareholders or the Fund’s former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, the Fund restricts access to nonpublic personal information about the Fund’s shareholders to those employees who need to know that information to provide services to our shareholders. The Fund also maintains certain other safeguards to protect your nonpublic personal information.

Deadline for Shareholder Proposals

The deadline for submitting shareholder proposals for inclusion in the Fund’s proxy statement and form of proxy for the Fund’s Annual Meeting of Shareholders in 2013, which is anticipated to take place in May, 2013, is November 30, 2012. Shareholder proposals should be sent to the attention of the Fund’s Secretary at the address indicated on the first page of this Proxy Statement. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next annual meeting. The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such annual meeting.

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Adjournment

In the event a quorum is present at the Annual Meeting but sufficient votes to approve the election of the Trustee Nominees pursuant to Proposal 1 or Proposal 2 are not received, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Annual Meeting with respect to such item(s) of business to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant Proposal, the percentage of votes then cast, the percentage of the negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Very truly yours,

Kevin J. Carr

Secretary

Virtus Total Return Fund

June 25, 2012

FORM OF PROXY

VIRTUS TOTAL RETURN FUND

Proxy for an Annual Meeting of Shareholders to be Held on August 15, 2012

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF VIRTUS TOTAL RETURN FUND

The undersigned, revoking prior proxies, hereby appoints Kevin J. Carr, Jennifer S. Fromm and Ann Flood, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to attend, act, and vote shares of Virtus Total Return Fund (the “Fund”) held in the name of the undersigned on the record date and entitled to vote at the Annual Meeting of Shareholders of the Fund to be held on August 15, 2012 at the offices of Virtus Investment Partners at 100 Pearl Street, Hartford, CT 06103, at 10:00 a.m. Eastern Time, or at any adjournment or postponement thereof, upon the Proposals described in the Notice of Annual Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated. If no choice is indicated, this proxy will be voted “FOR” Proposal 1 and Proposal 2. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Annual Meeting.

Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged. Important: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator guardian or corporate officer, please give your full title.

Dated ___________________________, 2012

_____________________________________
Sign here exactly as name(s) appear(s) on left

_____________________________________
Votes must be indicated (X) in Black or Blue ink. ☒

Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE NOMINEES IN PROPOSAL 1 AND PROPOSAL 2

Proposal 1:

To elect the following Trustees, each to serve for a three-year term or until his successor has been duly elected and qualified.

	FOR	WITHHOLD

Current Nominees for a Term Expiring at the Annual Meeting to be held in 2015 (Class I Trustees)
Independent Trustee
Philip R. McLoughlin	☐	☐

Interested Trustee
George R. Aylward	☐	☐

Proposal 2:

To elect the following Trustees, each to serve for a one- or two-year term, or until his successor has been duly elected and qualified.

	FOR	WITHHOLD

Current Nominee for a Term Expiring at the Annual Meeting to be held in 2013 (Class II Trustee)
Independent Trustee
Thomas F. Mann	☐	☐

Current Nominee for a Term Expiring at the Annual Meeting to be held in 2014 (Class III Trustee)
Independent Trustee
William R. Moyer	☐	☐

Proposal 2 will only be considered if Proposal 1 is approved by the shareholders of the Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON AUGUST 15, 2012: The Proxy Statement for the Annual Meeting is available on the Internet at www.edocumentview.com/dca.